May 2018



ICF Investor Presentation

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

ICF

ICF: A Professional and Technology Services Firm

- Serve a balanced roster of government and commercial clients
- Leverage deep domain expertise to achieve superior results for clients
- Deliver strong cross-cutting capabilities in technology and engagement
- Benefit from the visibility of a substantial backlog and growth profile of commercial revenues

A growth platform combining organic initiatives + acquisitions

ICF conquers complexity for its clients across a range of markets


Health and Social Programs
Energy, Environment and Infrastructure
Consumer/ Financial
Safety and Security
Advisory
Program Implementation
Analytics
Digital
Engagement

Catalysts for Growth

Health and Social Programs

- Civilian agency spending
- Opioid emergency
- Public health and research
- Citizen engagement

Energy, Environment and Infrastructure

- Energy efficiency outsourcing in California
- Utility transformation
- Infrastructure spending

ICF's Strengths Align with Market Demand

Consumer / Financial

- Loyalty marketing
- Digital commerce
- Social media

Safety and Security

- Disaster resilience and housing recovery
- Cybersecurity

ICF Has a Balanced Revenue Portfolio*

By Market Type…



Safety and Security 8%
Consumer / Financial 10%
Energy, Environment, and Infrastructure 41%
Health and Social Programs 41%

*Based on Q1 2018 financial performance released on May 2, 2018

ICF Has a Balanced Revenue Portfolio*

…And By Client Category



Commercial
36%
International
10%
US State and
Local
10%
US Federal
44%

*Based on Q1 2018 financial performance released on May 2, 2018

ICF Serves A Broad Array of Government Clients*

Government Revenues as Percentage of Total Revenue

No single contract exceeds 3% of total revenues


HHS 19%
DOD 6%
DOS 5%
EPA 3%
DHS 1%
HUD 1%
Other Fed 9%
International Gov't 10%
State and Local 10%

*Based on Q1 2018 financial performance released on May 2, 2018

ICF

Commercial Clients Primarily In Energy, Marketing Services*

- Commercial Energy Markets and Marketing Services account for the majority of commercial revenues
- Advisory and Implementation services mutually reinforcing
- Commercial revenue as a percentage of total revenue remained consistent at 36% in Q1 2018



Commercial - Energy Markets 17%
Commercial - Marketing Services 16%
Commercial - Other 3%

*Based on Q1 2018 financial performance released on May 2, 2018

ICF

Energy Markets

- Energy efficiency programs for utilities: State-mandated
- Utility transformation: distributed energy and grid modernization
- Majority long-term contracts

Marketing Services

- Customer engagement and loyalty marketing programs
- Digital marketing systems and platforms
- Consumer activation

FORRESTER®

The Forrester Wave™

"Leader" Customer Loyalty Solution Q3 2017

PR WEEK

2018 Top Midsized PR Agency of the Year

Opportunity to leverage these capabilities across the ICF organization

ICF

Drivers of Long-Standing Client Relationships

Proprietary IP	Workforce of long-time industry experts
Proprietary analytics	Long-term contract vehicles

ICF

Financial Performance

Revenue and EPS, 2018 Guidance



Revenue ($ Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,050
$1,132
$1,185
$1,229
$1.245B - $1.285B*
6.7% 5 yr. CAGR
2014
2015
2016
2017
2018 Guidance



EPS
GAAP EPS
Non-GAAP Adj.**
7.3% 5 yr. CAGR – Non-GAAP
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.51
$2.00
$2.64
$2.00
$2.87
$2.40
$3.02
$3.27
$3.57
$2.87
$3.60 - $3.80*
$3.25 - $3.45*
'14
'15
'16
'17 non-GAAP
'17 GAAP
'17 Proforma
'18 Guid.

- Mid-point of 2018 Revenue Guidance represents a 2.9% YoY growth; Mid-point of 2018 GAAP EPS Guidance represents a 16.7% YoY growth from Proforma 2017
- 2017 GAAP EPS includes the deferred tax liability (DTL) revaluation and represents reported GAAP EPS of $3.27
- 2017 Proforma excludes the DTL revaluation but adjusts for the new tax rate reduction for GAAP/Non-GAAP EPS, consistent with the 2018 tax rate

*Based on 2018 management guidance issued on February 27, 2018

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles and less DTL revaluation

ICF

Revenue and EPS, Q1 2018

Revenue ($ Millions)*



$350
$300
$250
$200
$150
$100
$50
$0
Y-on-Y Growth: 2.2%
$296.3
$302.8
2017 Q1
2018 Q1

EPS*



$1.2
$0.8
$0.4
$0.0
Non GAAP EPS Y-on-Y Growth:
11.6%
EPS
Non-GAAP EPS
$0.69
$0.77
$0.52
$0.65
2017 Q1
2018 Q1

*Based on Q1 2018 financial performance released on May 2, 2018

ICF

Contract Awards and Backlog

Contract Awards ($ Millions)



$400
$0
1.2
B-T-B
1.1
$250
$301*
2017 Q1
2018 Q1

Backlog ($ Billions)



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Unfunded
Funded
$2.0
$2.0
$1.0
$0.9
$1.0
$1.1
2017 Q1
2018 Q1

- Book-to-bill ratio is TTM as of March 31, 2018

* Based on Q1 2018 financial performance released on May 2, 2018

ICF

Operating Cash Flow 2013 to 2017


Operating Cash Flow, $M
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$80.8
$61.3
$5.4
$14.2
$79.2
$41.8
$24.4
$13.0
$76.2
$37.9
$22.3
$16.0
$80.1
$50.3
$11.9
$17.8
$117.2
$67.1
$30.7
$19.3
2013
2014
2015
2016
2017
CAPEX
Share Repurchase
Debt Repayment & Other

	2013	2014	2015	2016	2017
Net Debt	$31.0	$337.9	$303.8	$253.3	$194.4
Debt/ EBITDA*	0.5	2.7	2.6	2.1	1.7

*as defined by banking agreement

Corporate Social Responsibility – It Matters


DealBook/ Business & Policy

DEALBOOK

BlackRock's Message: Contribute to Society, or Risk Losing Our Support


ICF's 2016 Corporate Citizenship Performance at a Glance
Investing in Our People
Making a Sustainable Commitment
Supporting Important Causes
50%
38%
100%
$555,000
13,000+
8,000+
24.7%
17%
Promotions
Turnover
Zero
Some of our charity partners

icf.com/blog/2016-corporate-social-responsibility-report

ICF

In Summary - ICF

Distinctive expertise in core vertical markets

Industry-leading functional capabilities – including marketing services

Offerings at intersection between vertical markets and functional expertise

ICF

Thank You